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Exhibit 10.1


                              ASSIGNMENT OF PATENT

This Assignment of Patent (this "Assignment") is made and entered into this 1st day of July, 2000, by Lindell Bradley, M.D. ("Bradley") and Thang-Quang Nguyen ("ASSIGNORS"), in favor of Cardiac Science, Inc., a Delaware corporation ("CARDIAC"), located at 16931 Millikan Avenue, Irvine, California 92606.

WHEREAS, Assignors are the owners by assignment of U.S. Patent 4,576,170, "Heart Monitor and Defibrillator Device," issued March 18, 1986, a copy of which is attached hereto as Schedule A, and made a part thereof;

WHEREAS, Cardiac has an exclusive license under such patent pursuant to that certain Exclusive License Agreement dated December 22, 1993 between Cardiac and Lindell Bradley, M.D. (the "Exclusive License"), and now wishes to obtain all rights in and to U.S. Patent 4,576,170 from Assignors; and WHEREAS, the Assignors wish to transfer all rights in U.S. Patent 4,576,170 to Cardiac;

NOW, THEREFORE, for good and valuable consideration as described herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. ASSIGNMENT OF PATENT. Assignors hereby assign, sell and transfer exclusive to Cardiac all of the right, title, and interest in and to United States Patent 4,576,170 and any continuations, continuations in part, divisional, reexaminations, reissues, or foreign counterparts or equivalents thereof (the "Patent"), to be held and enjoyed by Cardiac for its own use and by its legal representatives, successors and assigns to the full extent and for the entire term for which the Patent is granted, including the right to sue and collect damages and other relief for infringement thereof including prior infringement with no obligation or duty to account for Assignors for any recovery thereby.

2. PURCHASE PRICE. As payment for this Assignment, Cardiac shall transfer to Bradley the number of shares of Cardiac common stock pursuant to that certain Patent Acquisition Agreement between Cardiac and Assignors executed contemporaneously with this Assignment.


3. CANCELLATION OF EXCLUSIVE LICENSE. All prior royalties due and owing to Assignors under the Exclusive License are hereby deemed paid in full, and the Exclusive License is hereby cancelled. Section 6(b) of the Exclusive License shall survive such cancellation, but all other provisions including Sections 11(c) and (d) of the Exclusive License shall not survive such cancellation notwithstanding anything therein to the contrary.

4. REPRESENTATIONS AND WARRANTIES. Assignors represent and warrant that together they are the collective owners of all right, title, and interest in and to the Patent, that they have the full right and power to make this Assignment, and that there has been no previous assignment, transfer, sale, license or other agreement in conflict herewith or providing to a third party a present or future interest, lien or encumbrance of the Patent except for the Exclusive License.


5. MODIFICATIONS. This Assignment cannot be altered, amended, or modified in any way, except by a writing signed by the parties hereto.

6. FURTHER ASSURANCES. Assignors shall cooperate fully with Cardiac, and hereby agree to execute and, if necessary, to file with the appropriate government entities such documents, and to take such further action as Cardiac shall reasonably request to carry out the purposes of this Agreement including the perfection, recordation or enforcement of any of the rights conveyed to Cardiac hereunder.


7. BINDING EFFECT; GOVERNING LAW. This Assignment shall be binding upon Assignors and their successors and heirs and shall inure to the benefit of Cardiac and its successors and assigns. This Assignment shall, except to the extent that federal law or the law of another state applies to the Patent or any part thereof, be governed by and construed in accordance with the internal laws, notwithstanding any conflict of laws provisions, of the State of California.

     IN WITNESS WHEREOF, the undersigned executed this Assignment this 1st day of July, 2000.


Assignee:                              Assignors:
CARDIAC SCIENCE, INC.                  LINDELL BRADLEY, M.D.

By its
       ----------------------          -------------------------

-----------------------------          THANH-QUANG NGUYEN

                                       -------------------------

                                   SCHEDULE A


   PATENT TITLE                   INVENTORS                         NUMBER                 ISSUE DATE
1. "Heart monitor and             Bradley, Robert F. and Bradley,   4,576,170              March 18, 1986
   defibrillator device"          Lindell P.